UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  May 11, 2021

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana	1-4949	35-0257090
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, Indiana  47202-3005
(Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Sections 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $2.50 par value	CMI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 11, 2021, at the 2021 annual meeting of shareholders (the “Annual Meeting”), the Company’s shareholders voted on the following proposals:
•The election of thirteen director nominees for a one year term to expire at the Company’s 2022 annual meeting of shareholders;
•An advisory vote on the compensation of the Company’s named executive officers;
•The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s auditors for 2021; and
•A shareholder proposal regarding professional services allowance.
As of the March 8, 2021 record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, 146,544,468 shares of Common Stock were outstanding and entitled to vote, each entitled to one vote per share. Approximately 87.3% of all votes were represented at the Annual Meeting in person or by proxy.
The following are the final votes on the matters presented for shareholder approval at the Annual Meeting.
1.Election of Thirteen Directors for a One Year Term to Expire at the Company’s 2022 Annual Meeting of Shareholders

Name	For	Against	Abstain	Broker Non-Votes
N. Thomas Linebarger	102,865,362	12,007,382	1,038,251	11,995,697
Robert J. Bernhard	107,358,196	8,253,720	299,079	11,995,697
Dr. Franklin R. Chang Diaz	110,618,643	5,016,259	276,093	11,995,697
Bruno V. Di Leo Allen	114,759,522	829,043	322,430	11,995,697
Stephen B. Dobbs	111,564,715	4,035,050	311,230	11,995,697
Carla A. Harris	113,522,335	2,080,759	307,901	11,995,697
Robert K. Herdman	107,185,428	8,406,274	319,293	11,995,697
Alexis M. Herman	99,736,342	15,918,162	256,491	11,995,697
Thomas J. Lynch	102,318,253	13,305,593	287,149	11,995,697
William I. Miller	106,701,808	8,786,497	422,690	11,995,697
Georgia R. Nelson	105,717,902	9,733,774	459,319	11,995,697
Kimberly A. Nelson	115,058,572	563,765	288,658	11,995,697
Karen H. Quintos	114,826,057	793,076	291,862	11,995,697

The Company's press release with respect to Carla A. Harris’ election to the Board of Directors is filed herewith as Exhibit 99.
2.Advisory Vote on the Compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Votes
102,276,205	13,104,220	530,570	11,995,697

3.Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Auditors for 2021

For	Against	Abstain	Broker Non-Votes
125,429,128	2,172,660	304,904	-

4.Shareholder Proposal Regarding Professional Services Allowance

For	Against	Abstain	Broker Non-Votes
33,354,222	82,048,808	507,965	11,995,697

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits. - The exhibits below are filed herewith:

Exhibit Index

Exhibit No.	Description
Exhibit 99	Press Release dated May 11, 2021.
Exhibit 104	Cover Page Interactive Data File (the cover page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2021

CUMMINS INC.
/s/ SHARON R. BARNER
Sharon R. Barner Vice President - Chief Administrative Officer & Corporate Secretary